                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
     [X] Preliminary Proxy Statement
     [_] Definitive Proxy Statement
     [_] Definitive Additional Materials
     [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Lindner Investments
        ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------
     (5) Total fee paid:
     -------------------------
[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                    ---------
     (2) Form, Schedule or Registration Statement No.:
                                                          ----------
     (3) Filing Party:
                          -----------
     (4) Date Filed:
                          -----------

                           [LINDNER FUNDS LETTERHEAD]


                               November __, 1998

Fellow Shareholders:

You are invited to attend a special meeting of the shareholders (the "Meeting") of the following funds:
          Lindner Dividend Fund
          Lindner Growth Fund
          Lindner Utility Fund
          Lindner Bulwark Fund
          Lindner/Ryback Small-Cap Fund
          Lindner International Fund
          Lindner High-Yield Bond Fund

The Meeting for each Fund will be held on December 17, 1998, at the offices of the Trust, 7711 Carondelet Avenue, 3rd Floor, St. Louis (Clayton), Missouri 63105, at 9:00 a.m., Central Time. As explained in the Proxy Statement accompanying this letter, at the Meeting you will be asked to approve certain changes in investment policies for your Fund as well as an increase in the fees paid to your Fund's transfer agent, Ryback Management Corporation. In addition, shareholders of the Bulwark Fund will be asked to approve several changes in that Fund's investment objectives and policies that the Adviser, Ryback Management Corporation, believes will enable it to be more successfully managed, and shareholders of the Growth Fund will be asked to approve a change in the index used to measure the Adviser's performance under its Advisory Contract. These matters are described in the accompanying Proxy Statement.

As a shareholder, you are not required to attend the Meeting; however, you are strongly encouraged to exercise your vote. Your vote is important no matter how many shares you own.

For those who are unable to attend the meeting, please note that you have received one proxy card for each Fund you own. A postage-paid reply envelope has been enclosed for you to return your signed and dated proxy vote. It is important that we receive your vote(s) prior to the Meeting. Voting will also be possible by use of the Internet and by telephone, as described on the next page.

Sincerely,


Doug T. Valassis, Chairman

                            PROXY VOTING INFORMATION


The enclosed proxy statement discusses important issues affecting your Lindner Fund. To make voting faster and more convenient for you, we're offering the options of voting on the Internet or by telephone instead of completing and mailing the enclosed card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:
     TO VOTE ON THE INTERNET
     1.   Read the proxy statement.
     2.   Go to www.proxyvote.com or the "Proxy voting" link on www.____.com
     3.   Enter the 12 -digit control number on your proxy card.
     4.   Follow the instructions on the site.

     TO VOTE BY TELEPHONE
     1.   Read the proxy statement.
     2.   Call the toll-free number on your proxy card.
     3.   Enter the 12-digit control number on your proxy card.
     4.   Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.


                              LINDNER INVESTMENTS
                           7711 Carondelet, Suite 700
                              St. Louis, MO 63105

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 17,1998

November __, 1998

TO THE SHAREHOLDERS OF THE LINDNER DIVIDEND FUND, LINDNER GROWTH FUND, LINDNER UTILITY FUND, LINDNER BULWARK FUND, LINDNER/RYBACK SMALL-CAP FUND, LINDNER INTERNATIONAL FUND AND LINDNER HIGH-YIELD BOND FUND:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds named above (each, a "Fund" and collectively, the "Funds") of Lindner Investments (the "Trust") will be held on December 17, 1998, at 9:00 a.m., Central time, at the offices of the Trust, 7711 Carondelet Avenue, 3rd Floor, St. Louis (Clayton), Missouri 63105.

The Meeting will be held with respect to the Funds to act on the following proposals:

ITEM 1 To approve changes to the fundamental investment policies and restrictions of certain Funds, as follows:

          (a) To approve a change in the fundamental investment policy that prohibits or limits borrowings and the issuance of senior securities by a Fund (All Funds); and

          (b) To approve the elimination of the restriction on a Fund's ability to invest to exercise control of a company (Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds).

ITEM 2 To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:

          (a)  restriction on purchasing securities on margin (All Funds);

          (b) restriction on short sales (Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds); and

          (c) restriction on writing or selling put and call options, or any combination thereof (Dividend, Growth, Utility, Small-Cap and International Funds).

ITEM 3 To approve changes to the investment objective, concentration policy, sub-classification and certain fundamental investment policies of Lindner Bulwark Fund in order to permit it to be managed as a "market neutral" equity fund (Bulwark Fund Only).

ITEM 4 To approve an amendment to the Agency Agreement between Ryback Management Corporation and the Trust for all Funds other than the High-Yield Bond Fund to increase the annual fee payable by the Funds for transfer agent services from $9.00 per shareholder account to $11.00 per shareholder account (Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds).

ITEM 5 To approve an amendment to the Advisory and Service Contract between the Trust and Ryback Management Corporation relating to the Lindner Growth Fund to change the index for judging the performance of Ryback from the Standard & Poor's 500 Composite Stock Index to the Russell 2000 Index (Growth Fund Only).

The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on October 26, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. IF YOU OWN SHARES DIRECTLY YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-800-________ TO REGISTER YOUR VOTE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

By Order of the Board of Trustees,



Brian L. Blomquist, Secretary

                              LINDNER INVESTMENTS
                           7711 Carondelet, Suite 700
                           St. Louis, Missouri 63105

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 1998


INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lindner Investments (the "Trust") on behalf of Lindner Dividend Fund, Lindner Growth Fund, Lindner Utility Fund, Lindner Bulwark Fund, Lindner/Ryback Small-Cap Fund, Lindner International Fund and Lindner High-Yield Bond Fund (the "Funds," and each a "Fund"), to be used at a Special Meeting of Shareholders of each Fund to be held at the offices of the Trust, 7711 Carondelet Avenue, 3rd Floor, St. Louis (Clayton), Missouri 63105, at 9:00 a.m., Central Time, on December 17, 1998, and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively, the "Meeting").

This Proxy Statement, the Notice of Meeting of Shareholders and the proxy card are being mailed to shareholders on or about November __, 1998. All properly executed proxies received in time for the Meeting (either by returning the paper proxy card or by submitting your proxy electronically via the Internet or by telephone) will be voted as specified on the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In the absence of a notice of revocation, shares will be voted in accordance with the proxy received last.

FOR A FREE COPY OF THE TRUST'S ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1998, WRITE TO THE TRUST'S INVESTMENT ADVISER AND ADMINISTRATOR RYBACK MANAGEMENT CORPORATION, AT 7711 CARONDELET, SUITE 700, ST. LOUIS, MISSOURI 63105, OR CALL 1-800-995-7777.

RECORD DATE AND VOTING

The Board of Trustees has fixed the close of business on October 26, 1998 (the "Record Date"), as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. Because all proposals will affect both the Investor Shares and the Institutional Shares of each Fund on an identical basis, shares of both classes of each Fund will vote together as a single class at the Meeting. As of the Record Date, the aggregate number of Investor Shares and Institutional Shares of each Fund issued and outstanding was as follows:

                                                 COMBINED
       FUND                                       SHARES
       ----                                       ------
Lindner Dividend Fund ........................
Lindner Growth Fund ..........................
Lindner Utility Fund .........................

Lindner Bulwark Fund .........................
Lindner/Small-Cap Fund .......................
Lindner International Fund ...................
Lindner High-Yield Bond Fund .................

At the Record Date, no person owned of record or beneficially 5% or more of the outstanding voting shares of any Fund (for this purpose, shares of a Fund's Investor Shares and its Institutional Shares have been aggregated, since both classes of each series will vote as a group).

Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

The Board of Trustees intends to bring before the meeting the matters set forth in Items 1 through 5 in the accompanying Notice of Special Meeting. The persons named in the enclosed proxy and acting thereunder will vote with respect to Items 1 through 5 in accordance with the directions of the shareholders as specified on the proxy card. If no choice is specified, the shares will be voted IN FAVOR of proposals 1 through 5. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon.

QUORUM

In the event that a quorum of a particular Fund is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to one or more of the Funds on any of the Proposals prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to each of the Funds by the presence in person or by proxy of the holders of more than 50% of its outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal.

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1. CHANGES TO FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF CERTAIN FUNDS

                                                   FUNDS FOR WHICH SHAREHOLDER
MATTER REQUIRING SHAREHOLDER VOTE                         VOTE IS REQUIRED
---------------------------------                         ----------------

1(a). To amend the fundamental restriction         All Funds
      concerning borrowings and senior
      securities

1(b). To eliminate the Fundamental restriction     Dividend, Growth, Utility,
      prohibiting each Fund from investing to      Bulwark,  Small-Cap and
      exercise control                             International

PROPOSAL 2. RECLASSIFICATION OF INVESTMENT POLICIES AND RESTRICTIONS FROM FUNDAMENTAL TO NONFUNDAMENTAL

                                                   FUNDS FOR WHICH SHAREHOLDER
MATTER REQUIRING SHAREHOLDER VOTE                        VOTE IS REQUIRED
---------------------------------                        ----------------

2(a). Restriction on purchasing securities        All Funds
      on margin

2(b). Restriction on short sales                  Dividend, Growth, Utility,
                                                  Bulwark, Small-Cap and
                                                  International Funds

2(c). Restriction on writing or selling           Dividend, Growth, Utility,
      put and call options                        Small-Cap and International
                                                  Funds


PROPOSAL 3. CHANGES TO INVESTMENT OBJECTIVE, CONCENTRATION POLICY, SUBCLASSIFICATION AND CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF LINDNER BULWARK FUND


                                                  FUNDS FOR WHICH SHAREHOLDER
MATTER REQUIRING SHAREHOLDER VOTE                      VOTE IS REQUIRED
---------------------------------                      ----------------

3(a). To permit the Bulwark Fund to be managed    Bulwark
      as a "market neutral" equity fund

3(b). To provide that the Fund may not invest     Bulwark
      more than 25% of its total assets in
      securities of issuers within any one
      industry

3(c). To permit the Fund to make short sales      Bulwark
      "against the box" and to provide that
      this policy is an operating policy and
      not a fundamental policy

3(d). To change the sub-classification of the     Bulwark
      Fund under the 1940 Act to that of a
      diversified mutual fund (if proposals
      3(a), 3(b), 3(c) and 3(d) are all
      approved, the Fund's name  will be
      changed to Lindner Market Neutral Fund)

PROPOSAL 4. AMENDMENT TO THE AGENCY AGREEMENT WITH RYBACK MANAGEMENT CORPORATION
            AS TRANSFER AGENT FOR ALL FUNDS OTHER THAN THE HIGH-YIELD BOND FUND

                                                    FUNDS FOR WHICH SHAREHOLDER
MATTER REQUIRING SHAREHOLDER VOTE                         VOTE IS REQUIRED
---------------------------------                         ----------------

Approval of an amendment to the Agency              Dividend, Growth, Utility,
Agreement between Ryback Management                 Bulwark, Small-Cap and
Corporation and the Trust for all Funds other       International Funds
than the High-Yield Bond Fund to increase the annual fee payable by such Funds for transfer agent services from $9.00 per shareholder account to $11.00 per shareholder account

Proposal 5. AMENDMENT TO THE ADVISORY AND SERVICE CONTRACT BETWEEN THE TRUST AND
            RYBACK MANAGEMENT CORPORATION RELATING TO THE LINDNER GROWTH FUND

                                                    FUNDS FOR WHICH SHAREHOLDER
MATTER REQUIRING SHAREHOLDER VOTE                        VOTE IS REQUIRED
---------------------------------                        ----------------

To approve an amendment to the Advisory and         GROWTH
Service Contract between the Trust and Ryback
Management Corporation relating to the Lindner
Growth Fund to change the index for judging the performance of Ryback from the Standard & Poor's
500 Composite Stock Index to the Russell 2000 Index

                                     ITEM 1
                 APPROVAL OF CHANGES IN FUNDAMENTAL INVESTMENT
                   POLICIES AND RESTRICTIONS OF CERTAIN FUNDS

BACKGROUND AND REASONS FOR PROPOSAL

The primary purposes of Proposals 1(a) and 1(b) are to eliminate unnecessary restrictions on the Funds' ability to borrow money and use the proceeds for investment purposes and to eliminate the restriction on investing for the purpose of exercising control over, or influencing management of a company, as well as to standardize these policies among all Funds. The Board of Trustees believes that the ability to borrow for various purposes, including making investments in portfolio securities, would be in the best interests of shareholders because it would enable the Funds to use borrowings to meet redemption requests at times when the liquidation of portfolio investments may not be the most desirable course of action. The restriction on investing for the purpose of exercising control was imposed by state securities laws that are no longer applicable to the Funds.

PROPOSAL 1(A) - TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWINGS (ALL FUNDS)

The Funds' current fundamental policies concerning borrowing state that a Fund shall not borrow money or issue senior securities except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. Currently, the Bulwark Fund is permitted to borrow up to 20% of its assets at the time of borrowing (including the amount borrowed) for investment purposes ("leverage"), the Growth Fund is permitted to borrow up to 12-1/2% of its assets at the time of borrowing (including the amount borrowed) for investment purposes and the High-Yield Bond Fund is permitted to borrow up to 15% of its assets at the time of borrowing (including the amount borrowed) for investment purposes.

In general, under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund may not borrow money or issue senior securities except that (a) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) a Fund may borrow up to an additional amount of 5% of total assets for emergency and temporary purposes,and (c) a Fund may obtain short term credit necessary for the clearance of purchases and sales of securities. In addition, under the 1940 Act, a Fund may not pledge its assets other than to secure such permitted borrowings.

It is proposed to standardize this policy among all Funds by amending it to read as follows:

     "The Fund may not borrow money or issue senior securities, except to the extent permitted by applicable law".

This policy will permit any of the Funds to borrow for the purpose of investing (commonly known as "leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

In addition, the ability to borrow and pledge portfolio securities will enable all Funds to handle large redemption demands without having to liquidate portfolio securities at times that may not be advantageous. Adoption of the proposed amendment is not currently expected to materially affect the operations of any of the Funds, and the Board of Trustees will be required to approve borrowings, and to establish borrowing limits from time to time, for the Funds.

PROPOSAL 1(B) - TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICY RESTRICTING A FUND FROM INVESTING TO EXERCISE CONTROL (DIVIDEND, GROWTH, UTILITY, BULWARK, SMALL-CAP AND INTERNATIONAL FUNDS)

It is presently a fundamental policy that the Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds may not "invest in companies for the purpose of exercising control". Eliminating the restriction would make it clear that a Fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which activities could at times fall under the technical definition of control under the securities laws. These rights may include the right to actively oppose or support the management of such companies. The Board of Trustees believes it would be in the best interest of the Funds to eliminate this restriction.

The Board of Trustees believes that eliminating this restriction will allow a Fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. The Board of Trustees also believes that a Fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of a Fund's investment. Activities in which a Fund may engage might include a Fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Ryback Management believes that the fund currently may engage in such activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, a Fund could be drawn into lawsuits related to these activities. Ryback Management will direct its efforts toward those instances where it believes the potential for benefit to the fund outweighs potential litigation risks.

APPROVAL OF PROPOSALS 1(A) AND 1(B).

In order for Proposals 1(a) and (b) to be approved, holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Funds must vote in favor of them. Under the 1940 Act, this means the affirmative vote of either
(A) at least 67% of the outstanding voting shares of a Fund present at the meeting if the holders of more than 50% of the outstanding voting shares of the Fund are present at the meeting in person or by proxy or (B) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Proposals 1(a) and (b) will be voted on separately, and each will become effective independently of the other, if approved. If either of Proposal 1(a) or (b) is approved, it will go into effect as soon as the Trust's Prospectus is amended to reflect these changes.


                                     ITEM 2
              TO APPROVE CHANGES IN CERTAIN FUNDAMENTAL INVESTMENT
                POLICIES AND RESTRICTIONS TO MAKE SUCH POLICIES
                       AND RESTRICTIONS NON-FUNDAMENTAL

BACKGROUND AND REASONS FOR THE PROPOSAL

At the time a Fund registers with the SEC under the 1940 Act, it is required to designate which of its investment policies it deems to be "fundamental" and may be changed only if authorized by a shareholder vote. Certain investment policies and limitations of the Funds have been so designated as matters of fundamental policy. The Board of Trustees is recommending that three of these fundamental investment policies and restrictions be amended as shown below. The proposed changes would enable the Board of Trustees to establish investment policies and restrictions for each Fund, and to make changes in such policies and restrictions, without the need for approval from that Fund's shareholders. The Board of Trustees believes that this will be in the best interests of each Fund's shareholders because it will allow the Trustees to better manage the business and affairs of each Fund and to implement changes in such policies quickly in response to perceived needs and without incurring the significant expenses required to obtain shareholder approval.

Neither the 1940 Act nor state securities laws require such policies to be fundamental. The Board of Trustees has no present plan to change any of the investment policies described hereafter; however, if any of these proposals is approved, the Board of Trustees may do so in the future. If changes are believed to be in the best interests of a Fund and its shareholders, when approved, the Adviser will notify shareholders of the changes by means of a supplement to the Trust's Prospectus.

PROPOSAL 2(A)(ALL FUNDS)

The current investment policy with respect to purchasing securities on margin provides as follows:

     "The Funds will not buy securities on margin. For purposes of this limitation, the borrowings by certain Funds permitted under #6 below, and initial and variation payments or deposits in connection with interest rate futures contracts and related options will not be deemed to be the purchase of securities on margin."

It is proposed to make this policy "non-fundamental". No changes in the policy are contemplated by the Board of Trustees at present.

PROPOSAL 2(B)(DIVIDEND, GROWTH, UTILITY, BULWARK, SMALL-CAP AND INTERNATIONAL FUNDS)

The current investment policy with respect to short sales by any of these Funds provides as follows:

     "None of the Funds will make short sales of securities unless at the time of such short sale such Fund owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, or if such fund is entitled, subject to approval by a vote of shareholders of the companies involved, to receive as a result of a pending merger or acquisition, an approximately equal amount of such securities and such fund will retain these securities so long as the fund is in a short position. In the event that any such merger or acquisition shall fail as a result of non-approval by shareholders, such fund will cover the short position at the soonest possible time consistent with prudence."

It is proposed to make this policy "non-fundamental". No changes in the policy are contemplated by the Board of Trustees at present.

PROPOSAL 2(C)(DIVIDEND, GROWTH, UTILITY, SMALL-CAP AND INTERNATIONAL FUNDS)

The current investment policy with respect to writing or selling put and call options, or any combination thereof, by any of these Funds, provides as follows:

     "None of the Funds will purchase put or call options or combinations thereof."

It is proposed to make this policy "non-fundamental". No changes in the policy are contemplated by the Board of Trustees at present.

APPROVAL OF PROPOSALS 2(A), (B) AND (C)

In order for Proposals 2(a), (b) and (c) to be approved, holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Funds must vote in favor of them. Under the 1940 Act, this means the affirmative vote of either (A) at least 67% of the outstanding voting shares of a Fund present at the meeting if the holders of more than 50% of the outstanding voting shares of the Fund are present at the meeting in person or by proxy or (B) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Proposals 2(a), (b) and (c) will be voted on separately, and each will become effective independently of the others, if approved. If any of Proposal 2(a),
(b) or (c) are approved, they will go into effect as soon as the Trust's Prospectus is amended to reflect these changes.

                                     ITEM 3
               CHANGES TO THE INVESTMENT OBJECTIVE, CONCENTRATION
               POLICY, SUB-CLASSIFICATION AND CERTAIN FUNDAMENTAL
                  INVESTMENT POLICIES OF LINDNER BULWARK FUND
                              (Bulwark Fund Only)

BACKGROUND AND REASONS FOR THE PROPOSAL

The Bulwark Fund's performance has been disappointing and, following a change in its portfolio manager in 1998, the Adviser has determined that its original objective and the policies, techniques and strategies adopted to reach the Bulwark Fund's objectives of capital preservation and appreciation should be changed in order to improve the value of the Bulwark Fund for its shareholders. The Adviser also believes that the Bulwark Fund should follow the same "diversification" requirements that the other Series of Lindner Investments currently follow, in order to reduce the risk inherent in permitting the Bulwark Fund to invest substantial amounts of its assets in one or a small number of companies.

Accordingly, the Adviser is proposing to amend the investment objective of the Bulwark Fund, to amend certain of its investment policies and to approve a change in the Bulwark Fund's sub-classification under the 1940 Act from "non-diversified" to "diversified".

Currently, the Bulwark Fund, which began operating in January 1994, has as its investment objective:

          "Capital appreciation through investments in undervalued securities and precious metal investments that are believed to have demonstrated a record of capital preservation during periods of economic distress. The Bulwark Fund will select investments which have historically maintained their value when fixed income and equity markets are generally declining."

To achieve this investment objective, one of the fundamental investment policies of the Bulwark Fund requires it to concentrate its investments with respect to a single industry as follows:

          "During the period that there has been a decline of more than 10% in either the S&P 500 Index or the Nasdaq Composite Index from their respective 12-month high points, the Bulwark Fund will concentrate its investments by investing more than 25% of its total assets in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources."

While concentrated in this manner, the Bulwark Fund will be subject to a greater extent to the higher than normal price volatility of such types of investments. When the Bulwark Fund was originally conceived, the Adviser believed that concentration in such types of securities would better preserve capital in situations of a general market decline. Unfortunately, this approach has not been as successful as anticipated. Since the inception of the Bulwark Fund, the S&P 500 Index and the Nasdaq Composite Index have risen by __% and __%, respectively, and there have been only two periods during which the Bulwark Fund was required to concentrate in securities of domestic and foreign companies engaged in the production of precious metals or other natural resources.

Another of the fundamental investment policies of the Bulwark Fund involves the use of short selling as an investment technique. Currently, this policy states:

          "No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Bulwark Fund's net assets. The Bulwark Fund similarly will limit its short sales of the securities of any single issuer if the market value of the securities of that issuer that have been sold short by the Bulwark Fund would exceed two percent (2%) of the value of the Bulwark Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities."

Short selling has been effective for the Bulwark Fund. However, prior to recent changes in the federal income tax laws applicable to mutual funds, allocating more than 25% of the Bulwark Fund's assets to short selling was difficult due to limitations on the amount of a mutual fund's income that could come from short selling.

Presently, the Bulwark Fund is also a "non-diversified" mutual fund, which means that it is permitted to invest more than 5% of its total assets in the securities of any one company and it may also acquire more than 10% of the voting securities of a single company.

PROPOSAL 3(A)

The investment objective of the Bulwark Fund would be amended to read as follows:

     "Long-term capital appreciation in both bull and bear markets while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities."

By taking long and short positions in different stocks, with the amount of long and short positions maintained at approximately equal sizes, the Adviser will attempt to neutralize the effect of general stock market movements on the Bulwark Fund's performance. This strategy is designed to minimize the risk associated with investing in the equity market. However, an investment in this fund would be subject to the risk of poor stock selection by the Adviser. The Bulwark Fund's performance benchmark will be to achieve a total return greater than the return on 3-month U.S. Treasury Bills, and the Adviser hopes to achieve this benchmark return in both bull and bear markets. It should be pointed out that an investment in 3-month U.S. Treasury Bills will be different from an investment in the Bulwark Fund because U.S. Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration and have no risk of losing capital.

PROPOSAL 3(B)

The investment policy of the Bulwark Fund with respect to concentration would be amended to provide as follows:

     "The Bulwark Fund may not invest more than 25% of its total assets in securities of issuers within any one industry."

This will eliminate the requirement that the Bulwark Fund invest in securities of companies engaged in the production of precious metals and natural resources.

PROPOSAL 3(C)

The investment policy of the Bulwark Fund with respect to short sales would be amended to read as follows:

     "The Bulwark Fund may maintain a short position or engage in short sales without limitations, provided that not more than 100% of the value of the Fund's net assets, determined without regard to short sales-related liabilities, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales or allocated to segregated accounts in connection with short sales. Short sales "against the box" are not considered when applying this limitation."

Short sales "against the box" are those short sales made when the Fund already owns or has the right to acquire, without the payment of further consideration, an approximately equal amount of the same securities sold short. This investment policy will be an operating policy and not a "fundamental policy", which means that the Board of Trustees of the Trust may change it at any time without approval by shareholders of the Bulwark Fund. Recent changes to the federal income tax laws affecting regulated investment companies such as the Bulwark Fund have eliminated the restrictions on realizing profits from short-term investments, such as short sales, and there is currently no limit on the amount of gains that a mutual fund may realize from short-term investments.

PROPOSAL 3(D)

The sub-classification of the Bulwark Fund under the 1940 Act would be changed to that of a "diversified" mutual fund, which would mean that at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities limited in respect of any one company to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of any company in which the Bulwark Fund invests.

APPROVAL OF PROPOSALS 3(A), (B), (C) AND (D)

In order for Proposals 3(a), (b), (c) and (d) to be approved, holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Funds must vote in favor of them. Under the 1940 Act, this means the affirmative vote of either (A) at least 67% of the outstanding voting shares of a Fund present at the meeting if the holders of more than 50% of the outstanding voting shares of the Fund are present at the meeting in person or by proxy or
(B) more than 50% of the outstanding voting shares of a Fund, whichever is less.

All of Proposals 3(a), (b), (c) and (d) must be approved in order for any of them to be effective. If they are all approved, they will go into effect as soon as the Trust's Prospectus for the Bulwark Fund is amended. At that time, the Board of Trustees of the Trust intends to change the name of Lindner Bulwark Fund to "Lindner Market Neutral Fund".

                                    ITEM 4
                    APPROVAL OF AN AMENDMENT TO THE AGENCY
               AGREEMENT WITH RYBACK MANAGEMENT CORPORATION, AS
                         TRANSFER AGENT FOR THE FUNDS
    (DIVIDEND, GROWTH, UTILITY, BULWARK, SMALL-CAP AND INTERNATIONAL FUNDS)

BACKGROUND AND REASONS FOR PROPOSAL

The current Agency Agreement (the "Agency Agreement") was entered into in 1993 by the Trust with respect to all of the Funds other than the High-Yield Bond Fund, at the time the Trust was created and began operations.

As transfer agent, Ryback Management is required to maintain shareholder records and such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. It also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, disburses dividend payments, prepares and mails to shareholders quarterly consolidated account statements, provides telephone assistance and responds to shareholder inquiries.

The Funds' principal objective in establishing Ryback Management as its transfer agent was to maintain the expenses charged by its transfer agent at a level below industry averages. The current annual charge of $9.00 per shareholder account has not changed since 1993. Since that time, the costs and expenses of Ryback Management associated with its transfer agent services have increased substantially, to the point where the revenues realized under the current fee structure do not cover its costs of providing these services.

The Board of Trustees discussed the proposed amendment to the Agency Agreement at meetings held on June 25, 1998, September 24, 1998, and October 22, 1998. In evaluating this proposal, the Trustees received substantial information provided by Ryback Management, including reports prepared by Lipper Analytical Services, Inc., a nationally recognized, independent service that monitors mutual fund expenses and performance. The Trustees reviewed these materials and considered various matters discussed below in determining the reasonableness and fairness of the proposed increase to the transfer agent fees. Based on its review, the Board of Trustees believes that the annual per account fee charged by Ryback Management is substantially below the average annual fee charged by other independent transfer agents for mutual funds of comparable size and structure.

The matters considered, and the conclusions reached, by the Trustees with respect to this proposed increase in transfer agent fees were:

     --The Trustees considered the transfer agent fees paid by comparable funds available to investors, and concluded that the current fee rate is substantially below average for comparable funds, and will continue to be substantially below average even after it is increased to the amount proposed.

     --The Trustees evaluated the services provided by Ryback Management as transfer agent and concluded that the quality of such services was very good.

     --The Trustees believe that an increase in the transfer agent fees paid to Ryback Management will help it attract and retain the quality of personnel required to provide the level of services which shareholders of the Funds have come to expect.

     --The Trustees considered that Ryback Management has had to acquire and operate significant additional computer equipment and systems as the number of shareholders of the Funds has increased over the years and the Funds have expanded to two classes of shares and eight different series of Funds.

     --The Trustees considered that the expressed objective of Ryback Management in providing these transfer agent services has always been, and continues to be, to produce enough fee revenues to cover the expenses associated with these activities, and not necessarily to make substantial profits for Ryback Management.

     --The Trustees believe that the additional costs involved with the proposed increase in transfer agent fees will result in a very small increase in each Fund's Total Operating Expenses and will have almost no impact on a Fund's Total Operating Expenses as a percentage of average daily net assets.

EFFECT OF PROPOSED INCREASE IN TRANSFER AGENT FEES

The effect of the proposed increase in the Funds' transfer agent fee from its current transfer agent fee is illustrated below for the fiscal year ended June 30, 1998. This information illustrates the amount of transfer agent fees paid to Ryback Management under the current Agency Agreement and the amount each Fund would have paid during that fiscal year if the proposed rate had been in effect for that entire fiscal year:

                                    FISCAL YEAR ENDED JUNE 30, 1998
                                                                  FEE AS A PERCENTAGE
                                    TRANSFER AGENT FEE           OF AVERAGE NET ASSETS
                                    ------------------           ---------------------
NAME OF FUND                        ACTUAL    PROPOSED      ACTUAL     PROPOSED    INCREASE
------------                        ------    --------      ------     --------    --------
Lindner Dividend Fund............  $534,860    $653,718     0.0298%    0.0364%     0.0066%
Lindner Growth Fund..............   398,720     487,324     0.0297%    0.0363%     0.0066%
Lindner Utility Fund.............    20,962      25,620     0.0467%    0.0571%     0.0104%
Lindner Bulwark Fund.............    18,668      22,816     0.0419%    0.0512%     0.0093%
Lindner/Ryback Small-Cap Fund....    19,377      23,683     0.0429%    0.0524%     0.0095%
Lindner International Fund.......     3,303       4,037     0.0877%    0.1072%     0.0195%
                                   --------  ----------
     Totals                        $995,890  $1,217,198

COMPARISON OF HISTORICAL AND PRO FORMA OPERATING EXPENSES

As shown by the previous table, the proposed increase in Transfer Agent fees for the Funds would have a negligible effect on the total operating expenses of each Fund. Shown below is a table showing the historical expenses and fees that the Funds incurred during the fiscal year ended June 30,1998, and the pro forma expenses and fees that the Funds would have incurred had the proposed increase in transfer agent fees been in effect for that fiscal year.

                                                                                             TOTAL
                                   MANAGEMENT   12B-1               OTHER                  OPERATING
                                      FEES      FEES               EXPENSES                 EXPENSES
                                      ----      ----               --------                 --------
                                                            HISTORICAL   PRO FORMA   HISTORICAL   PRO FORMA
                                                            ----------   ---------   ----------   ---------
Lindner Dividend Fund
  Investor Shares..............      0.51%      None           0.10%       0.11%        0.61%        0.62%
  Institutional Shares.........      0.51%      0.25%          0.10%       0.11%        0.86%        0.87%
Lindner Growth Fund
  Investor Shares..............      0.33%      None           0.11%       0.12%        0.44%        0.45%
  Institutional Shares.........      0.33%      0.25%          0.11%       0.12%        0.69%        0.70%
Lindner Utility Fund
  Investor Shares..............      0.70%      None           0.21%       0.22%        0.91%        0.92%
  Institutional Shares.........      0.70%      0.25%          0.21%       0.22%        1.16%        1.17%
Lindner Bulwark Fund
  Investor Shares..............      0.67%      None           0.56%       0.57%        1.23%        1.24%
  Institutional Shares.........      0.67%      0.25%          0.56%       0.57%        1.48%        1.49%
Lindner/Ryback Small-Cap Fund
  Investor Shares..............      0.70%      None           0.17%       0.19%        0.87%        0.89%
  Institutional Shares.........      0.70%      0.25%          0.17%       0.19%        1.12%        1.14%
Lindner International Fund
  Investor Shares..............      1.00%      None           1.25%       1.26%        2.25%        2.26%
  Institutional Shares.........      1.00%      0.25%          1.25%       1.26%        2.50%        2.51%

PRO FORMA EXPENSE EXAMPLES

Set forth below is a table showing the hypothetical expenses a shareholder of these Funds would incur with the new transfer agent fee in effect for the fiscal year ended June 30, 1998, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The table also shows, in parentheses next to each hypothetical expense amount, the expenses a shareholder would incur without the new transfer agent fee being in effect for these periods.

                                   1 YEAR   3 YEARS    5 YEARS     10 YEARS
                                   ------   -------    -------     --------
Lindner Dividend Fund
 Investor Shares                  $  6($6)  $20($20)  $  35($34)  $  77($76)
 Institutional Shares             $  9($9)  $28($27)  $  48($48)  $107($106)
Lindner Growth Fund
 Investor Shares                  $  5($5)  $14($14)  $  25($25)  $  57($55)
 Institutional Shares             $  7($7)  $22($22)  $  39($38)  $  87($86)
Lindner Utility Fund
 Investor Shares                  $  9($9)  $29($29)  $  51($50)  $113($112)
 Institutional Shares             $12($12)  $37($37)  $  64($64)  $142($141)
Lindner Bulwark Fund
 Investor Shares                  $13($13)  $39($39)  $  68($68)  $150($149)
 Institutional Shares             $15($15)  $47($47)  $  81($81)  $178($177)
Lindner/Ryback Small-Cap Fund
 Investor Shares                  $  9($9)  $28($28)  $  49($48)  $108($107)
 Institutional Shares             $12($11)  $36($36)  $  62($62)  $137($136)
Lindner International Fund
 Investor Shares                  $23($23)  $71($70)  $121($120)  $260($258)
 Institutional Shares             $25($25)  $78($78)  $134($133)  $285($284)

PROPOSED AMENDMENT

The Board of Trustees has approved an amendment to the Agency Agreement to increase the annual fee payable to Ryback Management, as transfer agent for each of the Dividend, Growth, Utility, Bulwark, Small-Cap and International Funds, from $9.00 per year to $11.00 per year per shareholder account. The High-Yield Bond Fund currently pays a transfer agent fee to Ryback Management of $11.00 per year per shareholder account.

APPROVAL OF PROPOSAL 4

In order for Proposal 4 to be approved, holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund must vote in favor it. Under the 1940 Act, this means the affirmative vote of either (A) at least 67% of the outstanding voting share present at the Meeting if the holders of more than 50% of the outstanding voting shares are present at the Meeting in person or by proxy, or (B) more than 50% of the outstanding voting shares of the Fund, whichever is less.

If Proposal 4 is not approved, Ryback Management has informed the Trust that at the conclusion of the current term of the Agency Agreement it will reconsider whether to continue to provide these transfer agency services. If Ryback Management decides to terminate the Agency Agreement, the Board of Trustees will be required to retain another company to perform such services and the Board expects that the fees that will be charged by any other such company will be substantially in excess of the fees proposed to be charged by Ryback Management.

                                    ITEM 5
                     APPROVAL OF AMENDMENT TO THE ADVISORY
                 AND SERVICE CONTRACT FOR LINDNER GROWTH FUND
           TO CHANGE THE PERFORMANCE INDEX TO THE RUSSELL 2000 INDEX
                              (GROWTH FUND ONLY)

BACKGROUND AND REASONS FOR PROPOSAL

The Trust has retained Ryback Management to provide the Lindner Growth Fund with investment management services pursuant to an Advisory and Service Contract (the "Advisory and Service Contract") effective as of June 28, 1995. The Advisory and Service Contract was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act (collectively, the "Independent Trustees"), on June 25, 1998.

The Advisory and Service Contract for Lindner Growth Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Growth Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Growth Fund's investment performance compared with the investment record of the Standard & Poor's 500 Stock Composite Index ("S&P 500 Index"). Investment performance of the Growth Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Growth Fund and the investment record of the Index, distributions of realized capital gains by the Growth Fund, dividends paid by the Growth Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Index, are treated as reinvested.

The performance arrangement based on the S&P 500 Index has been in effect for the Growth Fund and its predecessor fund, Lindner Fund, Inc., since 1973. At that time, the only available indices against which performance could be measured were the Dow Jones averages (Industrials, Transportation and Utility stock indices) and the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which are chosen as being representative of all major industries in the United States economy. Because it is capitalization-weighted, the companies in this index with larger market capitalizations have a significant influence on the performance of the index.

Since 1973, several other more specialized stock indices have been developed and are used regularly for assessing the performance of investment advisers and mutual funds. One of these is the Russell 2000 Index, which was developed in 1986 and consists of the smallest 2,000 stocks within the Russell 3000 Index, which is composed of 3,000 large U.S. companies, determined with respect to market capitalization, that represent approximately 98% of the investable U.S. equity market. Ryback Management has analyzed the composition of the investment portfolio of the Growth Fund over the past year, and has concluded that the investment strategies followed for the Growth Fund have resulted, and will continue to result, in the selection of more portfolio investments that are components of the Russell 2000 Index than investments that are components of the S&P 500 Index.

Therefore, the Board of Trustees is recommending that the Growth Fund's performance be measured against the Russell 2000 Index instead of the S&P 500 Index. The performance formula currently contained in the Growth Fund's Advisory and Service Contract with Ryback Management, which is described below, will continue to apply for determining the actual fees payable to the Advisor. This formula provides that the advisory fee to be paid to Ryback Management will be the percentage determined in the following schedule, multiplied by the applicable amount of average daily net assets of the Growth Fund for the period in question:

                         FEE SCHEDULE FOR GROWTH FUND

     IF THE GROWTH FUND'S                FIRST $50     NEXT $350     EXCESS OVER
     PERFORMANCE EXCEEDS THE             MILLION       MILLION       $400 MILLION
     INDEX BY:                           OF ASSETS     OF ASSETS     OF ASSETS
     --------                            ---------     ---------     ---------
       more than 12%...................       0.9%          0.8%          0.7%
       more than 6% but less than 12%..       0.8%          0.7%          0.6%
       less than 6%....................       0.7%          0.6%          0.5%

     IF THE GROWTH FUND'S
     PERFORMANCE FALLS BELOW
     THE INDEX BY:
       less that 6%....................       0.7%          0.6%          0.5%
       more than 6% but less that 12%..       0.6%          0.5%          0.4%
       more than 12%...................       0.5%          0.4%          0.3%

The maximum fee possible, assuming maximum performance, will remain 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, will remain 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Growth Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Growth Fund, if there is an increase or decrease in the Index of at least 6%. For the fiscal year ended June 30, 1998, Ryback Management received advisory fees under the Advisory and Service Contract of $4,500,581 (after reduction for a performance penalty of $2,700,692). As stated in Item 4 above, Ryback Management received transfer agent fees from the Growth Fund of $398,720 for the fiscal year ended June 30, 1998. Also, on behalf of the Institutional Shares of the Growth Fund, Ryback Management received distribution fees pursuant to a Distribution Plan from the Growth Fund of $1,741 for the fiscal year ended June 30, 1998.

The Growth Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. The net fee is accrued monthly. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Growth Fund's fiscal year.

For the Growth Fund, the Adviser is also required to reimburse that Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly. There will be no change in this requirement

The Board of Trustees discussed the proposed amendment to the Advisory and Service Contract at meetings held on June 25, 1998, September 24, 1998, and October 22, 1998. In evaluating this proposal, the Trustees received information provided by Ryback Management. The Trustees reviewed these materials and considered various matters discussed below in determining the reasonableness and fairness of the proposed amendment to this performance fee/penalty. Based on its review, the Board of Trustees believes that the proposed amendment is fair and reasonable to the Growth Fund and its shareholders and more fairly reflects the investment style and practices of the Adviser with respect to its management of the Growth Fund.

INVESTMENT ADVISER

The Principal Executive Officers and Directors of the Adviser are listed below, together with information regarding their principal business occupations during at least the past five years.

                              POSITION(S)
                              HELD WITH      PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS              THE ADVISER    DURING PAST FIVE YEARS
---------------------         -----------    ----------------------
Doug T. Valassis              Chairman       Chairman and Trustee of the Trust.  Chairman, a
520 Lake Cook Road            of the         Director and Treasurer of the Adviser since 1993.
Suite 380                     Board and      President of Franklin Enterprises, Inc., a private
Deerfield, IL 60015           Treasurer      investment firm, for more than five years.

Eric E. Ryback                President      President and Trustee of the Trust.  President and
7711 Carondelet Ave.          and Director   a Director of the Adviser since 1993. Prior to 1993,
Suite 700                                    Mr. Ryback was Vice President of Lindner Fund,
St. Louis, MO 63105                          Inc. ("LFI") and Lindner Dividend Fund, Inc. ("LDFI")
                                             and Vice President of Lindner Management Corporation
                                             ("LMC"), the investment adviser to LFI and LDFI.

D. Craig Valassis             Director       Executive Vice President of Franklin Enterprises, Inc.
520 Lake Cook Road
Suite 380
Deerfield, Illinois 60015

Robert Miller                 Director       Vice President and Controller of Franklin Enterprises, Inc.
520 Lake Cook Road
Suite 380
Deerfield, Illinois 60015

Robert A. Lange, 54           Senior Vice    Senior Vice President of the Trust since 1993.  Prior to 1993,
7711 Carondelet               President      Mr. Lange was a Senior Vice President of LDI, LDFI and LMC.
Suite 700
St. Louis, MO 63105

Brian L. Blomquist, 39        Exec. Vice     Administrative Vice President, Secretary and Treasurer of Trust.
7711 Carondelet Ave.          President and  Prior to 1993, Mr. Blomquist served as Vice President--Operations and
Suite 700                     Assistant      Secretary of LFI and LDFI.
St. Louis, MO 63105           Secretary

CONTROLLING PERSONS

The Funds' Adviser, Ryback Management Corporation, is controlled by The George
F. Valassis Stock Trust and certain other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of August 31, 1998, held 65% of the voting securities of the Adviser. Mr. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis. Mr. Eric E. Ryback is a member of the Board of Directors of the Adviser and acquired an additional 12.5% of the voting securities of the Adviser in January 1998 to raise his total to 35% of the voting securities of the Adviser.

EFFECT OF PROPOSED CHANGE IN PERFORMANCE FEE/PENALTY

If the proposed amendment had been in effect for the last five full fiscal years of the Growth Fund, the performance penalties which reduced the advisory fees paid to Ryback Management in fiscal years 1995 and 1997 would have been eliminated, and the Growth Fund would have paid a total of $4,440,802 additional advisory fees to Ryback Management for those two years ($1,501,442 in fiscal 1995 and $2,939,360 in fiscal 1997). However, there would have been no difference in the amount of advisory fees paid to Ryback Management for fiscal years 1994, 1996 and 1998. In addition, based on the performance of the Growth Fund since July 1, 1998, for the first quarter of fiscal 1999 there would be no difference in the amount of advisory fees payable to Ryback Management if the Russell 2000 Index was being used to measure the Adviser's performance.

PROPOSED AMENDMENT

It is proposed to amend the Advisory and Service Contract for the Growth Fund to provide that the index to be used to measure the Advisor's performance bonus or performance penalty shall be the Russell 2000 Index rather than the S&P 500 Index. The proposal also provides that this amendment would be effective for the current fiscal year of the Growth Fund, which began on July 1, 1998.

APPROVAL OF PROPOSAL 5

In order for Proposal 5 to be approved, holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Growth Fund must vote in favor it. Under the 1940 Act, this means the affirmative vote of either (A) at least 67% of the outstanding voting share present at the Meeting if the holders of more than 50% of the outstanding voting shares are present at the Meeting in person or by proxy, or (B) more than 50% of the outstanding voting shares of the Growth Fund, whichever is less.

                             SHAREHOLDER PROPOSALS

The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. The Trust's Declaration of Trust and Bylaws provide that meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding Shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Ryback Management Corporation, 7711 Carondelet, Suite 700, St. Louis, Missouri 63105, so that it is received at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

The Board of Trustees does not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement.

November __, 1998

                                 [PROXY CARD]


VOTE THIS PROXY CARD TODAY!

LINDNER DIVIDEND FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner Dividend Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998


Please fold and detach card at perforation before mailing

                                                      FOR  AGAINST  ABSTAIN
1 (a) To approve a change in the fundamental
      investment policy that prohibits or
      limits borrowings and the issuance of
      senior securities by the Fund                   [  ]   [  ]    [  ]

1 (b) To approve the elimination of the
      restriction on the Fund's ability to
      invest to exercise control of a company         [  ]   [  ]    [  ]

2     To approve a change in the following
      fundamental investment policies and
      restrictions to make them non-fundamental policies and restrictions:

      2 (a)  restriction on purchasing securities
             on margin                                [  ]   [  ]    [  ]

      2 (b)  restriction on short sales               [  ]   [  ]    [  ]

      2 (c)  restriction on writing or selling
             put and call options                     [  ]   [  ]    [  ]

4     To approve an amendment to the Agency
      Agreement between Ryback Management
      Corporation and the Trust to increase the
      annual fee payable by the Fund for transfer
      agent services from $9.00 per shareholder
      account to $11.00 per shareholder account       [  ]   [  ]    [  ]

                                 [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER GROWTH FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner Growth Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.



The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998


Please fold and detach card at perforation before mailing

                                                       FOR    AGAINST  ABSTAIN
1 (a) To approve a change in the fundamental
      investment policy that prohibits or limits
      borrowings and the issuance of senior
      securities by the Fund                           [  ]     [  ]     [  ]

1 (b) To approve the elimination of the restriction
      on the Fund's ability to invest to exercise
      control of a company                             [  ]     [  ]     [  ]

2  To approve a change in the following fundamental
   investment policies and restrictions to make them
   non-fundamental policies and restrictions:
    2 (a)  restriction on purchasing securities on
           margin                                      [  ]     [  ]     [  ]

    2 (b)  restriction on short sales                  [  ]     [  ]     [  ]

    2 (c)  restriction on writing or selling put
           and call options                            [  ]     [  ]     [  ]

4    To approve an amendment to the Agency Agreement
     between Ryback Management Corporation and the
     Trust to increase the annual fee payable by
     the Fund for transfer agent services from
     $9.00 per shareholder account to $11.00 per
     shareholder account                               [  ]     [  ]     [  ]

5    To approve an amendment to the Advisory and
     Service Contract relating to the Fund to
     change the index for judging the performance
     of the Adviser from the Standard & Poor's 500
     Composite Stock Index to the Russell 2000 Index   [  ]     [  ]     [  ]

                                 [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER UTILITY FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner Utility Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________

__________________________________
Signature(s), (Title(s), if applicable)


Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998

Please fold and detach card at perforation before mailing

                                                                                     FOR       AGAINST     ABSTAIN
1 (a)  To approve a change in the fundamental investment policy that prohibits or limits borrowings and the issuance of senior securities by the Fund
                                                                                     [   ]     [   ]       [   ]
1 (b)  To approve the elimination of the restriction on the Fund's ability to invest to exercise control of a company
                                                                                     [   ]     [   ]       [   ]
2    To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:
     2 (a)  restriction on purchasing securities on margin
                                                                                     [   ]     [   ]       [   ]
     2 (b)  restriction on short sales
                                                                                     [   ]     [   ]       [   ]
     2 (c)  restriction on writing or selling put and call options
                                                                                     [   ]     [   ]       [   ]
4    To approve an amendment to the Agency Agreement between Ryback
     Management Corporation and the Trust to increase the annual fee payable by the Fund for transfer agent services from $9.00 per shareholder account to $11.00 per shareholder account
                                                                                     [   ]     [   ]       [   ]

                                 [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER BULWARK FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner Bulwark Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998

Please fold and detach card at perforation before mailing

                                                        FOR    AGAINST  ABSTAIN
1 (a) To approve a change in the fundamental
      investment policy that prohibits or limits
      borrowings and the issuance of senior
      securities by the Fund                            [  ]    [  ]     [  ]

1 (b) To approve the elimination of the restriction
      on the Fund's ability to invest to exercise
      control of a company                              [  ]    [  ]     [  ]

2 To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:

    2 (a) restriction on purchasing securities on
          margin                                        [  ]    [  ]     [  ]

    2 (b) restriction on short sales                    [  ]    [  ]     [  ]

3  To approve changes to the investment objective,
   concentration policy, sub-classification and
   certain fundamental investment policies of the
   Fund in order to permit it to be managed as a
   "market neutral" equity fund                         [  ]    [  ]     [  ]

4  To approve an amendment to the Agency Agreement
   between Ryback Management Corporation and the
   Trust to increase the annual fee payable by the
   Fund for transfer agent services from $9.00 per
   shareholder account to $11.00 per shareholder
   account                                              [  ]    [  ]     [  ]

                                 [PROXY CARD]

VOTE THIS PROXY CARD TODAY!

LINDNER/RYBACK SMALL-CAP FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Linder/Ryback Small-Cap Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.


Please fold and detach card at perforation before mailing

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998


Please fold and detach card at perforation before mailing

                                                        FOR   AGAINST  ABSTAIN
1 (a) To approve a change in the fundamental
      investment policy that prohibits or limits
      borrowings and the issuance of senior
      securities by the Fund                           [  ]    [  ]     [  ]

1 (b) To approve the elimination of the restriction
      on the Fund's ability to invest to exercise
      control of a company                             [  ]    [  ]     [  ]

2 To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:

    2 (a) restriction on purchasing securities on
          margin                                       [  ]    [  ]     [  ]

    2 (b) restriction on short sales                   [  ]    [  ]     [  ]

    2 (c) restriction on writing or selling put
          and call options                             [  ]    [  ]     [  ]

4    To approve an amendment to the Agency Agreement
     between Ryback Management Corporation and the
     Trust to increase the annual fee payable by the
     Fund for transfer agent services from $9.00 per
     shareholder account to $11.00 per shareholder
     account                                           [  ]    [  ]     [  ]

                                 [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER INTERNATIONAL FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner International Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998

Please fold and detach card at perforation before mailing

                                                                                     FOR      AGAINST  ABSTAIN
1 (a)  To approve a change in the fundamental investment policy that prohibits or limits borrowings and the issuance of senior securities by the Fund
                                                                                     [   ]    [   ]    [   ]
1 (b)  To approve the elimination of the restriction on the Fund's ability to invest to exercise control of a company
                                                                                     [   ]    [   ]    [   ]
2    To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:
     2 (a)  restriction on purchasing securities on margin
                                                                                     [   ]    [   ]    [   ]
     2 (b)  restriction on short sales
                                                                                     [   ]    [   ]    [   ]
     2 (c)  restriction on writing or selling put and call options
                                                                                     [   ]    [   ]    [   ]
4    To approve an amendment to the Agency Agreement between Ryback
     Management Corporation and the Trust to increase the annual fee payable by the Fund for transfer agent services from $9.00 per shareholder account to $11.00 per shareholder account
                                                                                     [   ]    [   ]    [   ]

                                  [PROXY CARD]
VOTE THIS PROXY CARD TODAY!

LINDNER HIGH-YIELD BOND FUND

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of shareholders of the Lindner High-Yield Bond Fund to be held on December 17, 1998 at 9:00 a.m., Central Time at 7711 Carondelet, 3rd Floor, St. Louis (Clayton), Missouri 63105. Please mark, sign, date and return this proxy card promptly in the enclosed postage-paid envelope. This proxy will be voted as specified below with respect to the action to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS.

The undersigned hereby appoints Eric E. Ryback and Brian L. Blomquist, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of shareholders and the Proxy Statement dated November __, 1998.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

__________________________________


__________________________________
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

DATE: ________________, 1998

Please fold and detach card at perforation before mailing

                                                       FOR    AGAINST  ABSTAIN
1 (a)  To approve a change in the fundamental
       investment policy that prohibits or
       limits borrowings and the issuance of
       senior securities by the Fund                   [  ]     [  ]     [  ]

2 To approve a change in the following fundamental investment policies and restrictions to make them non-fundamental policies and restrictions:

     2 (a)  restriction on purchasing securities       [  ]     [  ]     [  ]
            on margin